 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION  13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2025

MOONLAKE IMMUNOTHERAPEUTICS
(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-39630	98-1711963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dorfstrasse 29
6300 Zug
Switzerland
(Address of Principal Executive Offices and Zip Code)
41 415108022
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary share, par value $0.0001 per share	MLTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 2.02.     Results of Operations and Financial Condition.
On November 5, 2025, MoonLake Immunotherapeutics (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Item 2.02 and the press release attached hereto as Exhibit 99.1, insofar as they disclose information regarding the Company’s results of operation and financial condition for the quarter ended September 30, 2025, are being furnished to the U.S. Securities and Exchange Commission (“SEC”).

Item 7.01. Regulation FD Disclosure.
On November 5, 2025, the Company issued a press release announcing results from its Phase 2 clinical trial of Sonelokimab (“SLK”) in adult patients with palmoplantar pustulosis (the “LEDA” trial), as well as an interim analysis of its Phase 3 clinical trial of SLK in adolescents with hidradenitis suppurativa (the “VELA-TEEN” trial). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Item 7.01 and the press release attached hereto as Exhibit 99.1, are being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.
Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

Exhibit Number	Exhibit Title or Description
99.1	Press Release, dated November 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOONLAKE IMMUNOTHERAPEUTICS
Date:	November 5, 2025	By:	/s/ Matthias Bodenstedt
		Name:	Matthias Bodenstedt
		Title:	Chief Financial Officer